UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2007

Nature Vision, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-7475	41-0831186
(Commission File Number)	(IRS Employer Identification No.)

1480 Northern Pacific Road

Brainerd, Minnesota 56401

(Address of Principal Executive Offices and Zip Code)

(218) 825-0733

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 19, 2007, Nature Vision, Inc. (“Nature Vision”) borrowed $2,000,000 from M&I Business Credit, LLC (“M&I”) under the terms of a Demand Term Note dated September 19, 2007 in the principal amount of $2,000,000 executed by Nature Vision in favor of M&I (“Demand Term Note”). The amount borrowed under the Demand Term Note is payable upon demand and bears interest at an annual rate of ¾% per annum above the prime rate of interest publicly announced by M&I Marshall & Ilsey Bank. If not sooner demanded, principal on the Demand Term Note is due and payable in equal consecutive monthly installments of $16,677 commencing on November 1, 2007 and continuing until March 1, 2008. In any event, all principal and accrued interest on the Demand Term Note is due and payable in full upon demand but not later than April 1, 2008.

The outstanding principal balance of the Demand Term Note may be prepaid at any time at the option of Nature Vision in whole or in part without premium or penalty. If any installment of principal or interest is not paid within ten days of the due date, a late charge in the amount of five percent of the amount of the late installment is due. The Demand Term Note can be declared immediately due and payable without notice or demand by M&I upon the occurrence of an event of default as defined in the Demand Term Note.

The payment of the Demand Term Note has been guaranteed by Jeffrey P. Zernov, Nature Vision’s Chief Executive Officer, under the terms of a Guaranty dated September 19, 2007 in favor of M&I (the “Guaranty”). The payment of the Demand Term Note is also secured by a first lien on its real property located in New Hope, Minnesota and a second lien, after Nature Vision’s existing bank, on substantially all of Nature Vision’s assets including its inventory, accounts, equipment, fixtures, investment property, general intangibles, pursuant to the terms and conditions of a Security Agreement between Nature Vision and M&I (the “Security Agreement”) and a Revolving Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement between Nature Vision and M&I, each dated September 19, 2007 (the “Mortgage”).

Nature Vision used the funds borrowed from M&I to fund the acquisition of the assets of Cass Creek International, LLC (“Cass Creek”) pursuant to the terms of an Asset Purchase Agreement dated September 20, 2007 among Nature Vision, Cass Creek and the members of Cass Creek described in Item 2.01 of this Current Report on Form 8-K.

The foregoing statements are qualified in their entirety by the terms and conditions of the Demand Term Note, Guaranty, Security Agreement and Mortgage, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 20, 2007, Nature Vision closed on the acquisition of substantially all of the assets of Cass Creek, a manufacturer and distributor of electronic game calling devices, pursuant to the terms of an Asset Purchase Agreement dated September 20, 2007 among Nature Vision, Cass Creek, Gary R. Lynn, John T. Bergstue and James G. Streib (the “Asset Purchase Agreement”).

The transaction involved the acquisition by Nature Vision of equipment, inventories, intellectual property, books and records, permits, licenses, accounts receivable, cash and cash equivalents, good will, general intangibles and certain other assets of Cass Creek for a total purchase price of $2,446,000. The purchase price was paid as follows: (i) $1,560,000 cash was paid at closing, (ii) $386,000 by the assumption of existing Cass Creek liabilities, and (iii) $500,000 by a five year unsecured promissory note payable in annual installments of $100,000 of principal plus interest accrued at 8% per annum (the “Promissory Note”). The purchase price is subject to adjustments as provided in the Asset Purchase Agreement.

The first annual installment payment under the Promissory Note is due on September 20, 2008 and annual payments continue on an annual basis after September 20, 2008 through September 20, 2012 when the entire principal balance and all accrued but unpaid interest under the Promissory Note is due and payable. The Promissory Note may be prepaid in whole or in part at any time by Nature Vision without premium or penalty. The Promissory Note can be declared immediately due and payable without notice or demand by Cass Creek upon the occurrence of an event of default as defined in the Promissory Note.

The payment of the Promissory Note is guaranteed by Jeffrey P. Zernov, Nature Vision’s Chief Executive Officer, under the terms of a Personal Guaranty dated September 20, 2007 in favor of Cass Creek (the “Personal Guaranty”).

As part of the transaction, Nature Vision, Cass Creek, Gary R. Lynn, John T. Bergstue, Todd E. Hallquist and James G. Streib entered into a Noncompetition Agreement dated September 20, 2007 (the “Noncompetition Agreement”) pursuant to which Messrs. Lynn, Bergstue, Hallquist and Streib agreed to five-year noncompete and nonsolicitation covenants, and confidentiality obligations.

In addition, Nature Vision, and Gary R. Lynn, John T. Bergstue, James G. Streib, Todd E. Hallquist and Jabez Development, LLC (collectively the “Inventors”) entered into a Inventions Royalty Agreement dated September 20, 2007 (the “Inventions Royalty Agreement”) pursuant to which Nature Vision has a right of first purchase on any new products invented by the Inventors intended for sale in the hunting, fishing and other outdoor recreation markets (the “Invented Products”). Nature Vision may purchase any of the Invented Products through quarterly royalty payments to the Inventors in the amount of five percent of all Nature Vision’s future net wholesale revenues as defined in the Inventions Royalty Agreement. Nature Vision and the Inventors are obligated to mutually determine minimum annual royalty payments for each Invented Product purchased by Nature Vision at the time Nature Vision purchases the Invented Product.

Nature Vision borrowed the funds to complete the acquisition from M&I Business Credit, LLC as described in Item 1.01 of this Current Report on Form 8-K. There was no material relationship between Nature Vision and Cass Creek prior to entering into the Asset Purchase Agreement and related agreements.

The foregoing statements are qualified in their entirety by the terms and conditions of the Asset Purchase Agreement, Promissory Note, Personal Guaranty, Noncompetition Agreement and Inventions Royalty Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)       The discussions of the Demand Term Note and the Promissory in Items 1.01 and 2.01, respectively, of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.

Item 5.02	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On September 20, 2007, Nature Vision granted a non-qualified stock option for the purchase of 33,000 shares of its common stock at an exercise price of $2.10 per share to Jeffrey P. Zernov, Nature Vision’s Chief Executive Officer, in consideration of his guarantee of the payment of the Demand Term Note and the Promissory Note described in Items 1.01 and 2.01, respectively, of this Current Report on Form 8-K. The non-qualified stock option was granted under Nature Vision’s 2004 Stock Incentive Plan and is currently exercisable in full for a period of six years.

Item 9.01	Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after September 25, 2007.

(b)       Pro Forma Financial Information.

The unaudited pro forma financial information required by Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after September 25, 2007.

(d)	Exhibits.

10.1	Demand Term Note dated September 19, 2007 in the principal amount of $2,000,000 executed by Nature Vision, Inc. in favor of M&I Business Credit, LLC.

10.2	Guaranty Agreement dated September 19, 2007 executed by Jeffrey P. Zernov in favor of M&I Business Credit, LLC.

10.3	Security Agreement dated September 19, 2007 between Nature Vision, Inc. and M&I Business Credit, LLC.

10.4	Revolving Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement dated September 19, 2007 between Nature Vision and M&I Business Credit, LLC.

10.5	Asset Purchase Agreement dated September 20, 2007 among Nature Vision, Inc., Cass Creek International, LLC, Gary R. Lynn, John T. Bergstue and James G. Streib.

10.6	Promissory Note dated September 20, 2007 in the principal amount of $500,000 executed by Nature Vision, Inc. in favor of Cass Creek International, LLC.

10.7	Personal Guaranty dated September 20, 2007 executed by Jeffrey P. Zernov in favor of Cass Creek International, LLC.

10.8	Noncompetition Agreement dated September 20, 2007 among Nature Vision, Inc., Cass Creek International, LLC, Gary R. Lynn, John T. Bergstue, Todd E. Hallquist and James G. Streib.

10.9	Inventions Royalty Agreement dated September 20, 2007 among Nature Vision, Inc., Gary R. Lynn, John T. Bergstue, James G. Streib, Todd E. Hallquist and Jabez Development, LLC.

99.1	Press Release, dated September 21, 2007, of Nature Vision, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE VISION, INC.

Dated:	September 25, 2007	/s/ Michael Day
Michael Day Chief Financial Officer